REVOLVING CREDIT NOTE

       $350,000,000                                   New York, New
York
                                                         August 3,
1994

          FOR VALUE RECEIVED, the undersigned, ECKERD CORPORATION, a Delaware corporation (the Borrower ), hereby promises to pay ____________________________ or registered assigns (the
       Lender ), at the office of Chemical Bank (the Administrative Agent ) at 270 Park Avenue, New York, New York 10017, (a) on
the
       last day of each Interest Period (as defined in the Credit Agreement dated as of June 14, 1993, as amended and restated
as
       of August 3, 1994 (the  Credit Agreement ), among the
Borrower,
       the Lenders named therein, Chemical Bank and NationsBank of Florida, N.A., as Managing Agents and as Swingline Lenders,
and
       the Administrative Agent), the aggregate unpaid principal amount of all Revolving Loans (as defined in the Credit Agreement) made by the Lender to the Borrower pursuant to the Credit Agreement to which the Interest Period applies and (b) on the Revolving
Credit
       Maturity Date (as defined in the Credit Agreement), the lesser of the principal sum of THREE HUNDRED FIFTY MILLION Dollars $350,000,000) and the aggregate unpaid principal amount of all Revolving Loans made to the Borrower by the Lender pursuant to the
       Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at the rate or rates
       per annum and payable on the dates provided in the Credit
       Agreement.

          The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

          The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the
       holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

          This Note is issuable only in registered form. The holder hereof, by its acceptance of this Note, shall be deemed to have
       agreed to transfer this Note only on the terms provided in the Credit Agreement.
          All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the
       respective dates and maturity dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof that shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Borrower under
       this Note.

          This Note is one of the Revolving Credit Notes referred to in the Credit Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the
       happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof
       and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This Note is secured as provided in the Credit Agreement. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                     ECKERD CORPORATION,

                                     By: /s/ MARTIN W. GLADYSZ

                                     Name: MARTIN W. GLADYSZ

                                     Title: Vice President




                              LOANS AND PAYMENTS

                                Payments        Unpaid     Name of
        Amount                                  Principal  Person
        and Type   Maturity                     Balance    Making
Date    of Loan    Date    Principal Interest   of Note    Notation